UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K/A-2

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF

THE SECURITIES EXCHANGE ACT OF 1934

Date of earliest event reported: February 7, 2018

KonaTel, Inc.

(Exact name of registrant as specified in its charter)

N/A

(Former name or address, if changed since last report)

Delaware	001-10171	80-0000245
(State or Other Jurisdiction Of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

13601 Preston Road, # E816

Dallas, Texas 75240

(Address of Principal Executive Offices, Including Zip Code)

(214) 323-8410

(Registrant’s Telephone Number, Including Area Code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the Registrant under any of the following provisions:

☐   Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐   Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐   Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐   Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the Registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter or Rule 12b-2 of the Securities and Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☒

If an emerging growth company, indicate by check mark if the Registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☒

FORWARD-LOOKING STATEMENTS

This Current Report contains forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended (the “Securities Act”), and Section 21E of the Securities Exchange Act of 1934, as amended (the “Exchange Act”).  In some cases, you can identify forward-looking statements by the following words: “anticipate,” “believe,” “continue,” “could,” “estimate,” “expect,” “intend,” “may,” “ongoing,” “plan,” “potential,” “predict,” “project,” “should,” “will,” “would” or the negative of these terms or other comparable terminology, although not all forward-looking statements contain these words. Forward-looking statements are not a guarantee of future performance or results, and will not necessarily be accurate indications of the times at, or by, which such performance or results will be achieved. We have based the forward-looking statements contained in this Current Report primarily on our current expectations about future events and trends that we believe may affect our current and proposed business, financial condition, results of operations and prospects. The outcome of the events described in these forward-looking statements are subject to risks, uncertainties, assumptions and other factors, including those described under the caption “Risk Factors” of Item 1A of our 10-K Transition Report for period from September 30, 2018, to the year ended December 31, 2018, which was filed with the Securities and Exchange Commission (the “SEC”) on or about June 29, 2018, and which is incorporated herein by reference and can be accessed by Hyperlink in Item 9.01 below (the “10-K Transition Report”). Moreover, we operate in a very competitive and rapidly changing environment. New risks and uncertainties emerge from time to time, and it is not possible for us to predict all risks and uncertainties that could have an impact on the forward-looking statements used herein. Accordingly, we cannot assure you that the forward-looking statements in this Current Report will prove to be accurate, and therefore prospective investors are encouraged not to place undue reliance on forward-looking statements. You should read this Current Report completely, and it should be read and considered with other reports or registration statements filed by us with the SEC. Other than as required by law, we undertake no obligation to update or revise these forward-looking statements, even though our situation may change in the future.

EXPLANATORY NOTES

Except as otherwise indicated by context, references to the “Company,” “we,” “our,” “us” and words of similar import refer to “KonaTel, Inc.,” a Delaware corporation, formerly named Dala Petroleum Corp., which is the Registrant, and its wholly-owned subsidiaries, KonaTel, Inc., a Nevada corporation (“KonaTel Nevada”), and Apeiron Systems, Inc., a Nevada corporation (“Apeiron”), along with IM Telecom, LLC, an Oklahoma limited liability company (“IM Telecom”), a wholly-owned subsidiary, the acquisition of which is reported in this Current Report.

CAUTIONARY STATEMENTS

We have a limited public float of our outstanding common stock, and there has been no established trading market in our common stock during the past five years.  See the caption “Market for Registrant’s Common Equity, Related Stockholder Matters and Issuer Purchases of Equity Securities” of Part II, Item 5, of our 10-K Transition Report. These factors may result in uncertainty and volatility in the trading price of our common stock that may not have any relation to our current or future prospects.  On or about September 29, 2017, our Application for continued quotations of our common stock on the OTC Markets Group OTCQB Tier (respectively, the “OTC Markets” and the “OTCQB Tier”) was not approved because of our limited public float and the high concentration of the ownership of our common stock in one entity (M2 Equity Partners, LLC, a Minnesota limited liability company [“M2”], which then owned 12,100,000 shares of our 13,692,286 outstanding shares or approximately 88% of our outstanding securities). These shares were distributed to M2’s 14 members, who were “accredited investors,” pro rata, in accordance with their respective membership interests, on April 9, 2018, which decreased the concentration of ownership of our outstanding shares in one entity. On December 18, 2017, we completed our “KonaTel Nevada Merger”; and on December 31, 2018, we completed our “Apeiron Merger” (see each of the applicable 8-K Current Reports in Item 9.01 below, which are incorporated herein by reference and which can be accessed by Hyperlink to the SEC Edgar Archives).  As a result of these mergers and like respectively executed and delivered Shareholder Voting Agreements that were a condition to the closing of each of these mergers (see the applicable 8-K Current Reports in Item 9.01 for access to these Shareholder Voting Agreements), D. Sean McEwen, our Chairman, CEO, President and a director, beneficially owns 33,848,750 shares of our outstanding securities, consisting of: (i) 13,500,000 shares of direct ownership and 936,250 shares of direct ownership underlying personally owned vested stock options; (ii) 12,100,000 shares of indirect ownership of shares owned by others (the

M2 members); (iii) 312,500 shares of indirect ownership of shares underlying vested stock options owned by others (the two founding members of M2 [Matthew Atkinson, M2’s manager, co-founder and our Secretary, and Mark Savage, M2’s other co-founder and one of our directors]); and (iv) 7,000,000 shares of indirect ownership of shares owned by the Apeiron shareholders.  The respective Shareholder Voting Agreements have two (2) year terms, respectively ending December 17, 2019 (M2 member shares); and December 31, 2020 (Apeiron shareholders shares).  Based upon the present number of our outstanding shares of common stock of 43,066,036 shares (which includes 2,373,750 shares underlying vested stock options that can be exercised within 60 days of the date of the filing of this Current Report, Mr. McEwen is currently the beneficial owner of approximately 78.6% of our outstanding shares.  See the Schedule 13DA-1 of Mr. McEwen incorporated herein by reference in Item 9.01 hereof.  Our common stock is currently quoted on the OTC Markets OTC Pink Tier (the “OTC Pink Tier”) under the trading symbol “KTEL.” Previously filed “Cautionary Statements” included at the forepart of the Company’s 8-K Current Report filings with the SEC respectively made on December 31, 2018, and January 14, 2019, inadvertently omitted to disclose 800,000 options under that heading that had vested on December 31, 2018.  These omissions resulted in a very minor overstatement of the percentage of Mr. McEwen’s beneficial ownership of our outstanding shares in those two reports, which has been corrected in this Current Report.

The information contained in this Current Report responds to the following items of Form 8-K:

Item 1.01	Entry into a Material Definitive Agreement.
Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.
Item 5.03	Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.
Item 9.01	Financial Statements and Exhibits.

Item 1.01 Entry into Definitive Material Agreement.

We entered into an Agreement for the Purchase and Sale of Membership Interest dated as of February 5, 2018 (the “IM Telecom PSMI”), with the transaction documents being deposited in escrow on February 7, 2018, respecting the acquisition of 100% of the membership interest in IM Telecom, LLC, an Oklahoma limited liability company (“IM Telecom”), from its sole owner, Trevan Morrow (“Mr. Morrow”).  The principal asset of IM Telecom is a “Lifeline Program” license (a Federal Communications Commission [“FCC”] approved Compliance Plan), the transfer of ownership of which required prior approval of the FCC, which was granted and publicly announced by the FCC on October 23, 2018.  The IM Telecom PSMI initially contemplated approval of this transfer by April 30, 2018; however, the parties extended the approval date by a minor amendment to the IM Telecom PSMI. Effective December 31, 2018, though executed and delivered on January 3, 2019, the parties executed a 2nd Amended IM Telecom PSMI under which, commencing January 1, 2019, the Company began the process of transitioning the main operational functions of IM Telecom from Tulsa, Oklahoma, to our executive offices in Dallas, Texas, including transitioning of accounts payable, accounts receivable, payroll, management of IM Telecom’s sales organization, along with sales reporting and collection/remittance of customer data to Mr. Morrow for his final approval, pending a closing date of January 31, 2019.  The IM Telecom PSMI was closed on January 31, 2019.  The purchase price of the 100% membership interest was nominal, or $100; however, IM Telecom initially had approximately $447,000 in liabilities, which have been compromised for approximately $432,472.68, which is the “Maximum Allowable IM Telecom Debt” for which we were for responsible under the IM Telecom PSMI, and all other indebtedness, if any, remains the responsibility of Mr. Morrow, thereunder.  As of January 31, 2019, we have paid $404,472.68 of these liabilities, together with an additional sum of $2,500 for accounting costs of Mr. Morrow incurred as a result of the extension of the closing until January 31, 2019; and we will pay the $28,000 balance on February 28, 2019.  Additionally, as of the closing, we have paid approximately $21,802.12 for third party service fees and $130,172.02 for telephone and equipment purchases for sale or use by IM Telecom.  All amounts we advanced or paid under the IM Telecom PSMI were owed to us by Mr. Morrow pending closing, some under promissory notes, and with the closing, all such advances, payments and promissory notes due to us by Mr. Morrow have been compromised.  As part of the closing, we engaged the services of Mr. Morrow for a ninety (90) day period following the closing (the “Morrow Independent Contractor Agreement”) in consideration of equity compensation in the form of an incentive stock option to acquire 500,000 shares of our common stock at $0.20 per share, with the options vesting on May 1, 2019, and expiring on January 31, 2022 (the “Morrow Incentive Stock Option Agreement”).  The resale of the shares underlying the option grant are subject to resale under a “Lock-Up/Leak-Out Agreement” that limits the resale of such shares for a six month period from exercise and payment (the “Lock-Up Period”), subject to the availability of SEC Rule 144, and an 18 month “Leak-Out Period” from the exercise of any portion of the granted options that limits sales weekly sales of such shares to the greater of 5% of the previous 10 day trading volume or 1% of the outstanding securities of the Company divided by 13 weeks.

Copies of the IM Telecom PSMI, as amended, the Morrow Independent Contractor Agreement, the Morrow Incentive Stock Option Agreement and the Lock-Up/Leak-Out Agreement are filed as Exhibits to this Current Report and are incorporated herein by reference.  All summaries of these documents are modified in their entirety by reference to these respective Exhibits.  See Item 9.01.

The Lifeline Program is an FCC program that provides subsidized, fixed or mobile, telecommunications services to low-income households.  We currently offer “Lifeline (virtual)” services, primarily in the State of California, as a virtual eligible telecommunications carrier (“VETC”) under another wireless company.  IM Telecom is one of only 15 eligible telecommunications carriers (“ETC”) with an FCC approved Compliance Plan, and authorized to operate as a Lifeline provider in Oklahoma, Georgia, South Carolina, Vermont, Wisconsin, Nevada and Maryland.  The FCC has not granted an ETC approved Compliance Plan since December 2012.

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

See our initial 8-K Current Report dated February 7, 2018, and filed with the SEC on February 12, 2018, regarding the IM Telecom PSMI.

Item 5.03 Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

See our initial 8-K Current Report dated February 7, 2018, and filed with the SEC on February 12, 2018, regarding the IM Telecom PSMI.

Item 9.01 Financial Statements and Exhibits.

(a)  Financial statements of IM Telecom as and if required will be filed on or before April 16, 2019.

(b)  Pro forma financial information as and if required will be filed on or before April 16, 2019

(c)  Not applicable.

(d)  Exhibits:

10.1

IM Telecom PSMI

10.2

IM Telecom PSMI (First amendment).

10.3

IM Telecom PSMI (Second amendment).

10.4

Morrow Independent Contractor Agreement and Incentive Stock Option Agreement.

10.5

Morrow Independent Contractor Agreement (First amendment).

10.6

Morrow Incentive Stock Option Agreement, as amended.

10.7

Morrow Lock-Up/Leak-Out Agreement.

10.8

Closing Memorandum (without Exhibits).

Exhibits incorporated by reference:

Schedule 13DA-1 of D. Sean McEwen dated December 31, 2018, and filed with the SEC on January 10, 2019.

8-K Current Report dated December 31, 2018, and filed with the SEC on December 31, 2018 (the Apeiron Merger).

8-KA-1 Current Report dated February 7, 2018, and filed with the SEC on January 14, 2019 (the IM Telecom PSMI First amendment).

8-K Current Report dated February 7, 2018, and filed with the SEC on February 12, 2018 (the IM Telecom PSMI).

10-K Transition Report for period from October 1, 2017, to the year ended December 31, 2017, and filed with the SEC on June 29, 2018.

8-KA-2 Current Report dated November 15, 2017, and filed with the SEC on April 17, 2018 (the KonaTel Nevada Merger).

8-KA-1 Current Report dated November 15, 2017, and filed with the SEC on December 20, 2017 (the KonaTel Nevada Merger).

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Company has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

KonaTel, Inc.

Date: February 6, 2019	By:	/s/ D. Sean McEwen
D. Sean McEwen
President, Chairman, Chief Executive Officer and Director

5